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                                     EXHIBIT 22.2

                   SUBSIDIARIES OF CALIFORNIA COMMERCIAL BANKSHARES


                   1.  NATIONAL BANK OF SOUTHERN CALIFORNIA

                   2.  VENTURE PARTNERS